THESE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS
DESCRIBED ON THE REVERSE HEREOF.

Number __

GW ONE, INC.

a Delaware corporation

_________ Shares
of Common Stock

20,000,000 Shares of Common Stock, $.0001 Par Value
5,000,000 Shares of Preferred Stock, $.0001 Par Value

THIS CERTIFIES THAT: __________ is the record holder of ___________ (_____) shares of the capital stock of GW One, Inc., transferable only on the share register of said corporation, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of the corporation and any amendments thereto, to all of which the holder of this certificate, by acceptance hereof, assents. A statement of all of the rights, classes and/or series of shares of stock of the corporation and upon the holders thereof may be obtained by any stockholder upon request and without charge at the principal office of the corporation.

WITNESS the signatures of its duly authorized officers this ___ day of ______, 200_.

____
Jianwen Sun, Secretary

____
Jianwen Sun, President

FOR VALUE RECEIVED ______________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO ____________ (______) SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORTION WITH FULL POWER OF SUBSTITUTUION IN THE PREMISES.

DATED ____________________, 20__

IN PRESENCE OF ____

____
(Shareholder)

____
(Shareholder)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS QUALIFIED AND REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OR COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED.